UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2014
 ______________________________________________________________
TERRAFORM POWER, INC.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

001-36542
(Commission File Number)

Delaware	46-4780940
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

12500 Baltimore, Avenue
Beltsville, Maryland 20705
(Address of principal executive offices, including zip code)

(443) 909-7200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.
Closing of Private Placement
On November 26, 2014, TerraForm Power, Inc. (“TerraForm Power”) completed the sale of a total of 11,666,667 shares of TerraForm Power’s Class A common stock (the “Shares”) in a private placement to certain eligible investors for an aggregate purchase price of $350 million, or $30.00 per Share (the “Private Placement”).
In connection with the Private Placement, on November 21, 2014, TerraForm Power entered into subscription agreements with each investor.
Registration Rights Agreement
In connection with the Private Placement, TerraForm Power entered into a Registration Rights Agreement with the purchasers of the Shares, pursuant to which TerraForm Power agreed to (i) file a registration statement (the “Resale Registration Statement”) with the Securities and Exchange Commission (the “SEC”) covering the resale of the Shares, as soon as reasonably practicable, but in no event later than 30 days following the closing date, and (ii) use commercially reasonable efforts, subject to receipt of necessary information from all the purchasers of the Shares, to cause the SEC to declare the Resale Registration Statement effective by the earlier of (a) five (5) business days after the SEC has advised TerraForm Power that the Resale Registration Statement has not been selected for review by the SEC, (b) five (5) business days after the SEC has advised TerraForm Power that it has no further comments to the Resale Registration Statement, or (iii) 90 days after the closing date of the Private Placement.
The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement. A copy of the Registration Rights Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
On November 26, 2014, TerraForm Power issued a press release announcing the closing of the Private Placement of the Shares. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The Shares were offered and sold in a private placement to certain eligible investors pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Shares have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration under or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to purchase, the Shares in any jurisdiction in which such offer or solicitation would be unlawful.

Item 8.01 Other Events.
In connection with the Private Placement, on November 21, 2014, TerraForm Power issued a press release announcing the pricing of the Private Placement. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
10.1	Registration Rights Agreement, dated November 26, 2014, between TerraForm Power and the purchasers of the Shares party thereto.
99.1	Press release issued on November 26, 2014, announcing the closing of the Private Placement.
99.2	Press release issued on November 21, 2014, announcing the pricing of the Private Placement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerraForm Power, Inc.

	By:	/s/ Sebastian Deschler
Sebastian Deschler
Senior Vice President, General Counsel and Secretary

Dated: November 26, 2014.

Exhibit Index

Exhibit Number	Exhibit Title
10.1	Registration Rights Agreement, dated November 26, 2014, between TerraForm Power and the purchasers of the Shares party thereto.
99.1	Press release issued on November 26, 2014, announcing the closing of the Private Placement.
99.2	Press release issued on November 21, 2014, announcing the pricing of the Private Placement.